UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  September 25, 2003


GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of June 1, 2003 providing for the issuance of GSR Mortgage Loan Trust 2003-6F Mortgage Pass-Through Certificates, Series 2003-6F)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-100818-11              13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of GSR Mortgage Loan Trust 2003-6F Mortgage Pass-Through Certificates, Series 2003-6F pursuant to the terms of the Trust Agreement, dated as of June 1, 2003 among GS Mortgage Securities Corp., as Depositor, Wells Fargo Home Mortgage, Inc. as Servicer, and JPMorgan Chase Bank, as Trustee.

   On September 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 25, 2003 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2003-6F
Mortgage Pass-Through Certificates, Series 2003-6F
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK

Date: October 6, 2003        By: /s/ Andreas Auer
                                  --------------------------------------------
                                   Andreas Auer
                                   Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 25, 2003



                                  Exhibit 99.1

             Monthly Certificateholder Statement on September 25, 2003


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

                                           GSR MORTGAGE LOAN TRUST 2003-6F
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    September 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1          65,000,000.00   63,499,781.85     816,354.85    158,749.45       975,104.30     0.00       0.00      62,683,427.00
A2         203,200,000.00  198,510,087.25   2,552,050.86    249,791.86     2,801,842.72     0.00       0.00     195,958,036.39
A4             810,888.00      810,888.00           0.00      1,256.88         1,256.88     0.00       0.00         810,888.00
A5             259,389.00      259,389.00           0.00      1,296.94         1,296.94     0.00       0.00         259,389.00
A6          12,368,990.00    5,173,318.01   3,071,664.01     97,258.38     3,168,922.39     0.00       0.00       2,101,654.00
A7         242,812,800.00  101,556,216.94  60,299,130.20    157,412.14    60,456,542.34     0.00       0.00      41,257,086.74
A8          99,336,932.00   70,045,980.13  12,641,131.22  1,316,864.43    13,957,995.65     0.00       0.00      57,404,848.91
AP              52,702.00       52,198.67          57.37          0.00            57.37     0.00       0.00          52,141.30
B1           8,010,000.00    7,994,681.77       7,778.89     39,973.41        47,752.30     0.00       0.00       7,986,902.88
B2           3,845,000.00    3,837,646.87       3,734.06     19,188.23        22,922.29     0.00       0.00       3,833,912.81
B3           1,922,000.00    1,918,324.39       1,866.55      9,591.62        11,458.17     0.00       0.00       1,916,457.84
B4           1,282,000.00    1,279,548.32       1,245.01      6,397.74         7,642.75     0.00       0.00       1,278,303.31
B5             961,000.00      959,162.19         933.27      4,795.81         5,729.08     0.00       0.00         958,228.92
B6             962,595.00      960,754.14         934.82      4,803.77         5,738.59     0.00       0.00         959,819.32
R                    0.00            0.00           0.00          0.00             0.00     0.00       0.00               0.00
TOTALS     640,824,296.00  456,857,977.53  79,396,881.11  2,067,380.66    81,464,261.77     0.00       0.00     377,461,096.42

A3         203,200,000.00  198,510,087.25           0.00     57,898.78        57,898.78     0.00       0.00     195,958,036.39
A9          32,500,000.00   31,749,890.93           0.00    158,749.45       158,749.45     0.00       0.00      31,341,713.50
AX          57,001,181.00   40,777,519.39           0.00    220,878.23       220,878.23     0.00       0.00      33,545,609.55
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1       36229RJT7    976.91972077    12.55930538    2.44229923    15.00160462     964.36041538         A1        3.000000 %
A2       36229RJU4    976.91972072    12.55930541    1.22929065    13.78859606     964.36041531         A2        1.510000 %
A4       36229RJW0  1,000.00000000     0.00000000    1.55000444     1.55000444   1,000.00000000         A4        1.860000 %
A5       36229RJX8  1,000.00000000     0.00000000    4.99998072     4.99998072   1,000.00000000         A5        6.000000 %
A6       36229RJY6    418.24902518   248.33587949    7.86308179   256.19896127     169.91314570         A6       22.560000 %
A7       36229RJZ3    418.24902534   248.33587933    0.64828600   248.98416533     169.91314601         A7        1.860000 %
A8       36229RKA6    705.13532802   127.25510005   13.25654420   140.51164425     577.88022797         A8       22.560000 %
AP       36229RKC2    990.44950856     1.08857349    0.00000000     1.08857349     989.36093507         AP        0.000000 %
B1       36229RKE8    998.08761174     0.97114732    4.99043820     5.96158552     997.11646442         B1        6.000000 %
B2       36229RKF5    998.08761248     0.97114694    4.99043693     5.96158388     997.11646554         B2        6.000000 %
B3       36229RKG3    998.08761186     0.97114984    4.99043704     5.96158689     997.11646202         B3        6.000000 %
B4       36229RKH1    998.08761310     0.97114665    4.99043682     5.96158346     997.11646646         B4        6.000000 %
B5       36229RKJ7    998.08760666     0.97114464    4.99043704     5.96158169     997.11646202         B5        6.000000 %
B6       36229RKK4    998.08760694     0.97114571    4.99043731     5.96158301     997.11646123         B6        6.000000 %
TOTALS                712.92237261   123.89805069    3.22612715   127.12417784     589.02432192

A3       36229RJV2    976.91972072     0.00000000    0.28493494     0.28493494     964.36041531         A3        0.350000 %
A9       36229RKB4    976.91972092     0.00000000    4.88459846     4.88459846     964.36041538         A9        6.000000 %
AX       36229RKD0    715.38025484     0.00000000    3.87497638     3.87497638     588.50727233         AX        6.500000 %
-----------------------------------------------------------------------------------------------------  ----------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                   377,461,097.57

Sec. 4.01(c)    Available Distribution                                                                           81,901,788.23
                                        Aggregate Principal Distribution Amount                                  79,396,881.13
                                        Principal Prepayment Amount                                              78,952,348.61

Sec. 4.01(e)    Unscheduled Principal By Group
                                        Group 1                                                                  78,952,348.61
Sec. 4.01(f)    Interest Payment
                                        Class A-1
                                                              Accrued and Paid for Current Month                    158,749.45
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class A-2
                                                              Accrued and Paid for Current Month                    249,791.86
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class A-3
                                                              Accrued and Paid for Current Month                     57,898.78
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class A-4
                                                              Accrued and Paid for Current Month                      1,256.88
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class A-5
                                                              Accrued and Paid for Current Month                      1,296.94
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class A-6
                                                              Accrued and Paid for Current Month                     97,258.38
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class A-7
                                                              Accrued and Paid for Current Month                    157,412.14
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class A-8
                                                              Accrued and Paid for Current Month                  1,316,864.43
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class A-9
                                                              Accrued and Paid for Current Month                    158,749.45
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class A-X
                                                              Accrued and Paid for Current Month                    220,878.23
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                     39,973.41
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                     19,188.23
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                      9,591.62
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                      6,397.74
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                      4,795.81
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                      4,803.77
                                                              Accrued and Paid from Prior Months                          0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                            95,178.75
                                        Trustee Fee Paid                                                                951.79

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                           0.00
                                        Current Period Reimbursed Advances                                                0.00
                                        Aggregate Unreimbursed Advances                                                   0.00

Sec. 4.01(i)    Trustee Advances
                                        Current Period Advances                                                           0.00
                                        Current Period Reimbursed Advances                                                0.00
                                        Aggregate Unreimbursed Advances                                                   0.00

Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                               868
                                        Balance of Outstanding Mortgage Loans                                   377,461,097.57

Sec. 4.01(l)                               Number and Balance of Delinquent Loans
                                            Group 1
                                                                                      Principal
                                            Period                Number                Balance              Percentage
                                           0-29 days                     867           377,011,653.13                 99.88 %
                                           30-59 days                      0                     0.00                  0.00 %
                                           60-89 days                      0                     0.00                  0.00 %
                                           90-119 days                     1               449,444.44                  0.12 %
                                           120+ days                       0                     0.00                  0.00 %
                                            Total                        868           377,461,097.57                100.00 %
                                            Group Totals
                                                                                      Principal
                                            Period                Number                Balance              Percentage
                                           0-29 days                     867           377,011,653.13                 99.88 %
                                           30-59 days                      0                     0.00                  0.00 %
                                           60-89 days                      0                     0.00                  0.00 %
                                           90-119 days                     1               449,444.44                  0.12 %
                                           120+days                        0                     0.00                  0.00 %
                                            Total                        868           377,461,097.57                100.00 %

Sec. 4.01(l)                               Number and Balance of REO Loans
                                            Group 1
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %

                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %

Sec. 4.01(l)                               Number and Balance of Loans in Bankruptcy
                                            Group 1
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %

Sec. 4.01(m)                               Number and Balance of Loans in Foreclosure
                                            Group 1
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %
                                           Group Totals
                                                                 Principal
                                            Number               Balance                Percentage
                                                      0                    0.00                  0.00 %

Sec. 4.01(o)                            Aggregate Principal Payment
                                                              Scheduled Principal                                 444,532.52
                                                              Payoffs                                          78,892,668.09
                                                              Prepayments                                          59,680.52
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Realized Losses                                           0.00

                                                              Realized Losses Group 1                                   0.00
                                                              Realized Gains                                            0.00

Sec. 4.01(p)                            Aggregate Amount of Mortgage Loans Repurchased                                  0.00

Sec. 4.01(q)                            Aggregate Amount of Shortfall Allocated for Current Period                      0.00
                                                              Class A-1                                                 0.00
                                                              Class A-2                                                 0.00
                                                              Class A-3                                                 0.00
                                                              Class A-4                                                 0.00
                                                              Class A-5                                                 0.00
                                                              Class A-6                                                 0.00
                                                              Class A-7                                                 0.00
                                                              Class A-8                                                 0.00
                                                              Class A-9                                                 0.00
                                                              Class B1                                                  0.00
                                                              Class B2                                                  0.00
                                                              Class B3                                                  0.00
                                                              Class B4                                                  0.00
                                                              Class B5                                                  0.00
                                                              Class B6                                                  0.00
                                                              Class A-X                                                 0.00
Sec. 4.01(s) Group I
                                        Senior Percentage I                                                        96.2894 %
                                        Senior Prepayment Percentage I                                            100.0000 %

                                        Subordinate Percentage I                                                    3.7106 %
                                        Subordinate Prepayment Percentage I                                         0.0000 %


Aggregate
                                        Scheduled Principal                                                       444,532.52
                                        Unscheduled Principal                                                  78,952,348.61
                                        Beginning Balance                                                     456,857,978.70
                                        Ending Balance                                                        377,461,097.57
                                        Net Wac                                                                      6.57948
                                        Weighted Averge Maturity                                                      344.00


             Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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